                                 EXHIBIT (i)(3)
                                 --------------
                               Consent of KPMG LLP

                          INDEPENDENT AUDITORS' CONSENT


The Board of Trustees of
     BB&T Funds:


We consent to use of our report dated November 17, 2000 for the BB&T Funds incorporated by reference herein and to the reference to our firm under the heading "Independent Auditors" in the Statement of Additional Information included herein.



KPMG LLP

Columbus, Ohio
July 23, 2001